EXHIBIT 99.1

Broadwind Announces Preliminary First Quarter 2023 Results, Increases Full-Year 2023 Financial Guidance

Broadwind to Host its First Quarter 2023 Results Conference Call on May 11, 2023 at 11:00 AM ET

CICERO, Ill., April 20, 2023 (GLOBE NEWSWIRE) -- Broadwind (Nasdaq: BWEN, “Broadwind” or the “Company”), a diversified precision manufacturer of specialized components and solutions serving global markets, today announced select preliminary results for its first quarter ended March 31, 2023, and updated financial guidance for the full-year 2023.

PRELIMINARY FIRST QUARTER 2023 RESULTS

All listed ranges are an estimate, based on information available to management as of the date of this release, and are subject to change subject to customary closing procedures (see Financial Disclosure Advisory below).

  Total revenue in a range of between $48 million and $49 million
  Total non-GAAP Adjusted EBITDA in a range of between $3 million and $4 million

FULL-YEAR 2023 FINANCIAL GUIDANCE UPDATE

The following financial guidance for the full-year 2023 reflects the Company’s current expectations and beliefs. All guidance is current as of the time provided and is subject to change.

$ in Millions	Previous Full-Year 2023 Guidance		New Full-Year 2023 Guidance
	Low	High	Low	High
Revenue	$200	$220	$205	$220

Non-GAAP Adjusted EBITDA	$14	$16	$16	$18

MANAGEMENT COMMENTARY

“Today, we announced preliminary first quarter results and increased our full-year 2023 financial guidance,” stated Eric Blashford, President and CEO of Broadwind. “Our strong first quarter results demonstrate continued execution on our strategic priorities, which include targeted commercial growth within high-value, growth-oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline. These strategic actions have positioned Broadwind to fully capitalize on improved demand across both legacy wind and newer diverse markets early into the current year, leading us to raise our full-year outlook. We look forward to providing additional details on our recent performance and full-year outlook on our first quarter results conference call scheduled for May 11, 2023.”

FIRST QUARTER 2023 CONFERENCE CALL AND WEBCAST

Broadwind will issue first quarter 2023 results before the market opens on Thursday, May 11, 2023. A conference call will be held that same day at 11:00 A.M. ET to review the Company’s financial results, discuss recent events and conduct a question-and-answer session.

A webcast of the conference call and accompanying presentation materials will be available in the Investor Relations section of the Company’s corporate website at https://investors.bwen.com/investors. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software.

To participate in the live teleconference:

Domestic Live Call:	1-877-407-9716
International Live Call:	1-201-493-6779

To listen to a replay of the teleconference, which will be available through May 18, 2023:

Domestic Call Replay:	1-844-512-2921
International Call Replay:	1-412-317-6671
Access Code:	13737950

ABOUT BROADWIND

Broadwind is a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com.

FINANCIAL DISCLOSURE ADVISORY

The Company has not yet completed its reporting process for its first quarter of fiscal year 2023 ended March 31, 2023. The preliminary results presented herein are based on its reasonable estimates and the information available to it at this time and, because of their preliminary nature, in certain cases, the Company has provided ranges, rather than specific amounts. As such, the Company's actual results may materially vary from the preliminary results presented herein and will not be finalized until the Company reports its final results for first quarter of fiscal year 2023 after the completion of its normal quarter end accounting procedures and the execution of its internal controls over financial reporting. In addition, any statements regarding the Company's estimated financial performance for the first quarter of fiscal year 2023 do not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for the quarterly period ended March 31, 2023.

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges and other non-cash gains and losses) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. Forward-looking statements include any statement that does not directly relate to a current or historical fact. We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements.

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following, many of which are, and will be, amplified by the COVID-19 pandemic: (i) the impact of global health concerns, including the impact of the current COVID-19 pandemic on the economies and financial markets and the demand for our products; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary, in light of the COVID-19 pandemic; (v) our ability to continue to grow our business organically and through acquisitions, and the impairment thereto by the impact of the COVID-19 pandemic; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security, including with respect to any remote work arrangements implemented in response to the COVID-19 pandemic; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary; (ix) our ability to realize revenue from customer orders and backlog; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (xi) the economy, including its stability in light of the COVID-19 pandemic, and the potential impact it may have on our business, including our customers; (xii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xv) the effects of the change of administrations in the U.S. federal government; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xviii) our ability to utilize various relief options enabled by the Coronavirus Aid, Relief, and Economic Security Act (CARES Act); (xix) the limited trading market for our securities and the volatility of market price for our securities; and (xx) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K and our other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

CORPORATE CONTACT

Noel Ryan, IRC
investor@bwen.com